Exhibit 24.1

Power of Attorney

I, John S. Bowman, of 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA, hereby appoint George P. Hawley, Jason Breaux, and Mike Wilhelms, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Crescent Capital BDC, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ John S. Bowman

Name:	John S. Bowman

Title:	Director

Date:	April 29, 2015

Power of Attorney

I, Michael S. Segal, of 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA, hereby appoint George P. Hawley, Jason Breaux, and Mike Wilhelms, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Crescent Capital BDC, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael S. Segal

Name:	Michael S. Segal

Title:	Director

Date:	April 29, 2015

Power of Attorney

I, Steven F. Strandberg, of 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA, hereby appoint George P. Hawley, Jason Breaux, and Mike Wilhelms, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Crescent Capital BDC, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Steven F. Strandberg

Name:	Steven F. Strandberg

Title:	Director

Date:	April 29, 2015

Power of Attorney

I, George G. Strong, Jr., of 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA, hereby appoint George P. Hawley, Jason Breaux, and Mike Wilhelms, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Crescent Capital BDC, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ George G. Strong, Jr.

Name:	George G. Strong, Jr.

Title:	Director

Date:	April 29, 2015

Power of Attorney

I, Christopher G. Wright, of 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA, hereby appoint George P. Hawley, Jason Breaux, and Mike Wilhelms, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Crescent Capital BDC, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Christopher G. Wright

Name:	Christopher G. Wright

Title:	Director

Date:	April 29, 2015